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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: JUNE 26, 2001
                 Date of Earliest Event Reported: JUNE 18, 2001

                            LIBERTY MEDIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

       333-55998                                      84-1288730
(Commission File Number)                (I.R.S. Employer Identification No.)

                            9197 SOUTH PEORIA STREET
                            ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (720) 875-5400


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ITEM 5.  OTHER EVENTS.

         See Exhibit 7(a) to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following exhibit is being filed with this Form 8-K:

         (a) Press Release issued June 18, 2001 by Liberty Media Corporation and AT&T Corp.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2001

                          LIBERTY MEDIA CORPORATION

                          By:    /s/ Charles Y. Tanabe
                          -----------------------------
                          Name:    Charles Y. Tanabe

                          Title: Senior Vice President, General Counsel and Secretary


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                                  EXHIBIT INDEX

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EXHIBIT           DESCRIPTION

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7(a)              Press Release issued June 18, 2001 by Liberty Media Corporation and AT&T Corp.
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